                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     DAIMLER-BENZ VEHICLE OWNER TRUST 1998-A
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             (Exact name of registrant as specified in its charter)



                                December 21, 1998
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                Date of Report (Date of earliest event reported)



Delaware                           333-64671                13-3770955
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(State or other jurisdiction       (Commission File         (I.R.S. Employer
of incorporation)                  Number)                  Identification No.)




        1201 North Market Street, Suite 1406, Wilmington, Delaware 19801
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (302) 426-1900
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

      The Statement to Noteholders and Certificateholders relating to Daimler-Benz Vehicle Owner Trust 1998 pursuant to section 4.9 of the Sale and Servicing Agreement dated as of November 1, 1998, among Daimler-Benz Vehicle Receivable Corporation, Mercedes-Benz Credit Corporation and the Trust, for the Collection Period ended November 30, 1998 is being filed as Exhibit 20 to this Current Report on Form 8-K.



Item 7.  Financial Statements and Exhibits

      (c)   Exhibits

            Exhibit No.             Description
            -----------             -----------
            20                      Statement to Notesholders and
                                    Certificateholders for the
                                    November 1998 Collection Period

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Daimler-Benz Vehicle Owner Trust 1998-A
                                          (Registrant)

                              By:  Mercedes-Benz Credit Corporation, as Servicer


Date:  December 30, 1998      By:         /s/David A. Klanica
                                  ---------------------------------------------
                                  Name:   David A. Klanica
                                  Title:  Director of Accounting Services

                                INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------
       20             Statement to Noteholders and Certificateholders for
                      the November 1998 Collection Period